UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2017

Floor & Decor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Lake Park Drive Smyrna, GA	30080
(Address of principal executive offices)	(Zip Code)

(404) 471-1634
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 2.02         Results of Operations and Financial Condition.

On July 27, 2017, Floor & Decor Holdings, Inc. issued a press release announcing its financial results for the quarter ended June 29, 2017.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 3.02         Unregistered Sales of Equity Securities.

On July 26, 2017, FS Equity Partners VI, L.P. (“FS Equity”) and FS Affiliates VI, L.P (“FS Affiliates” and, together with FS Equity, “Freeman Spogli”) converted 2,868,826 shares and 121,865 shares, respectively of Class C common stock, par value $0.001 per share (“Class C common stock”) of Floor & Decor Holdings, Inc. (the “Company”) to an equal number of shares of the Company’s Class A Common Stock, par value $0.001 per share (“Class A common stock”), pursuant to the terms of the Company’s Restated Certificate of Incorporation.  The shares of Class A common stock issued by the Company upon the conversion are exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.  The Company did not engage in general solicitation with respect to the sale of the Class A common stock and had a substantive, pre-existing relationship with each of FS Affiliates and FS Equity, who are existing stockholders of the Company. Shares of Class A common stock held by Freeman Spogli are convertible into shares of Class C common stock, in whole or in part, at any time and from time to time at the election of Freeman Spogli, on a one-for-one basis.

Item 9.01         Financial Statements and Exhibits.

 (d)                    Exhibits:

Exhibit No.	Description

99.1	Press Release, dated July 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date:	July 27, 2017	By:	/s/ David V. Christopherson
		Name:	David V. Christopherson
		Title:	Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 27, 2017